UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported)June 5, 2009
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                            Anika Therapeutics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

          000-21326                                  04-3145961
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  (Commission File Number)                (IRS Employer Identification No.)

         32 Wiggins Avenue, Bedford, Massachusetts                  01730
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (781) 457-9000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment and Restatement of Stock Option Plan.

         As previously disclosed, on May 29, 2009, the Board of Directors of Anika Therapeutics, Inc. (the "Company"), approved an amendment to the Company's Amended and Restated 2003 Stock Option and Incentive Plan (the "2003 Plan") to reduce the proposed increase in the number of shares subject to the 2003 Plan from 1,000,000 to 850,000, which would result in a total of 2,350,000 shares of common stock being reserved for issuance under the 2003 Plan.

         On June 5, 2009, the Company held its annual meeting of stockholders and based on the certified results, the Company's stockholders approved the 2003 Plan.

         A copy of the 2003 Plan, reflecting the 2,350,000 shares of common stock reserved for issuance, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1 Anika Therapeutics, Inc. Amended and Restated 2003 Stock Option and Incentive Plan

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ANIKA THERAPEUTICS, INC.


  Date: June 11, 2009              By:   /s/ Kevin W. Quinlan
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                                        Kevin W. Quinlan
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number                      Description

10.1 Anika Therapeutics, Inc. Amended and Restated 2003 Stock Option and Incentive Plan